                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1999


                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                 0-21342                  94-2873391
(State of jurisdiction)  (Commission File No.) (IRS Employer Identification No.)


                               500 Wind River Way
                                Alameda, CA 94501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-4100


                                       1.
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Item 5.  Other Events

         On October 21, 1999, Wind River Systems, Inc. (the "Company") announced a definitive agreement for the Company to acquire Integrated Systems, Inc. ("ISI") in a stock-for-stock transaction with a fixed exchange rate of .92 shares of the Company stock for each outstanding share of ISI stock. The Company's press release, dated October 21, 1999, titled "Wind River and Integrated Systems, Inc. Join Forces" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number            Description
99.1              Press Release dated October 21, 1999.


                                       2.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WIND RIVER SYSTEMS, INC.


Dated:  December 3, 1999                       By: /s/  RICHARD W. KRABER
                                                   -----------------------------
                                                        Richard W. Kraber
                                                        Chief Financial Officer



                                       3.

                                  EXHIBIT INDEX

Exhibit
Number            Description
99.1              Press Release dated October 21, 1999.



                                       4.